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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
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                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              SEPTEMBER 11, 1997


                            NUTRAMAX PRODUCTS, INC.
                        ------------------------------
              (Exact name of registrant as specified in charter)


      DELAWARE                       000-18671                  061200464
--------------------             ------------------        ------------------
(State or other jurisdiction  (Commission file number)        (IRS employer
     of incorporation)                                     identification no.)


                    9 BLACKBURN DRIVE, GLOUCESTER, MA 01930
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              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (508) 283-1800
                                                          --------------





                    The Exhibit Index is located on page 5.


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Item 2 - Acquisition or Disposition of Assets
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     On September 11, 1997, NutraMax Products, Inc. (the "Registrant"), through three wholly-owned subsidiaries, acquired the first aid products business (the "Business") of American White Cross, Inc. ("AWC") and Weaver Manufacturing Corp. ("Weaver"), AWC's wholly-owned subsidiary. Pursuant to the terms of the definitive Asset Purchase Agreement, the Registrant purchased the Business for $37.5 million and assumed $3.5 million in post-petition liabilities, subject to post-closing adjustments for inventory, accounts receivable and assumed liabilities as of the closing date. The acquisition of the Business was approved by the United States Bankruptcy Court for the District of Delaware, in which the bankruptcy case of AWC and Weaver has been pending.

     Financing for the acquisition included approximately $11 million from the private placement of 846,154 shares of the Registrant's common stock to an institutional investor. Concurrently with the acquisition, the Registrant entered into an amendment to its senior secured credit facility with its banks which increased the aggregate principal amount under the credit facility from $60 million to $92.1 million. Of the increase amount, approximately $26 million was used for the acquisition and the remaining $6.1 million will be used to support working capital needs.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (a) and (b) Financial Statements of Properties Acquired and Pro Forma
                 Financial Information.

                 At the time of the filing of this Form 8-K, it is impracticable for the Registrant to provide (a) the required financial information concerning the Business and (b) the pro forma financial information relating to the acquisition of the Business. Such required financial information will be filed by amendment not later than November 25, 1997, in accordance with
                 Item 7, paragraphs (a)(4) and (b)(2) of Form 8-K.

     (c)         Exhibits.


Exhibit          Name
-------          ----

2.1 Asset Purchase Agreement dated as of July 21, 1997 (the "Asset Purchase Agreement") by and among NutraMax Products, Inc., American White Cross, Inc. and Weaver Manufacturing Corp. (1)

2.2 Amendment No. 1 to Asset Purchase Agreement dated as of August 15, 1997, by and among NutraMax Products, Inc. American White Cross, Inc. and Weaver Manufacturing Corp.

2.3 Stock Purchase Agreement dated as of August 12, 1997 (the "Stock Purchase Agreement") by and between NutraMax Products, Inc. and Cape Ann Investors, L.L.C. (1)

2.4 Amendment No. 1 to Stock Purchase Agreement dated as of September 9, 1997 by and between NutraMax Products, Inc. and Cape Ann Investors, L.L.C.

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2.5              Amendment No.1 dated as of September 11, 1997 to the Revolving
                 Credit and Term Loan Agreement dated as of December 30, 1996 among NutraMax Products, Inc., the Banks (as defined therein) and BankBoston, N.A., as agent (1)

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(1)  Schedules are omitted. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.
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                                  SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NUTRAMAX PRODUCTS, INC.



Date: September 26, 1997          By: /s/ Robert F. Burns
                                      ----------------------------------------
                                      Robert F. Burns, Chief Financial Officer
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                                 EXHIBIT INDEX
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Exhibit          Name                                                     Page
-------          ----                                                     ----

2.1 Asset Purchase Agreement dated as of July 21, 1997 (the "Asset Purchase Agreement") by and among NutraMax Products, Inc., American White Cross, Inc. and Weaver Manufacturing Corp. (1)

2.2 Amendment No. 1 to Asset Purchase Agreement dated as of August 15, 1997, by and among NutraMax Products, Inc. American White Cross, Inc. and Weaver Manufacturing Corp.

2.3 Stock Purchase Agreement dated as of August 12, 1997 (the "Stock Purchase Agreement") by and between NutraMax Products, Inc. and Cape Ann Investors, L.L.C. (1)

2.4 Amendment No. 1 to Stock Purchase Agreement dated as of September 9, 1997 by and between NutraMax Products, Inc. and Cape Ann Investors, L.L.C.

2.5 Amendment No. 1 dated as of September 11, 1997 to the Revolving Credit and Term Loan Agreement dated as of December 30, 1996 among NutraMax Products, Inc., the Banks (a defined therein) and BankBoston, N.A., as agent (1)


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(1)  Schedules are omitted. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.